UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 19, 2015

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 3.1

EXHIBIT 3.2

EXHIBIT 99.1

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective February 19, 2015, Salem Communications Corporation (the “Company”) changed its name to Salem Media Group, Inc. A Certificate of Amendment of Certificate of Incorporation was filed with the Delaware Division of Corporations on February 19, 2015 and is attached hereto as Exhibit 3.1. In addition, the bylaws of the Company were amended and restated to reflect the name change to Salem Media Group, Inc. A copy of the second amended and restated bylaws is attached hereto as Exhibit 3.2.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 23, 2015, the Company issued a press release announcing its name change. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation filed with the Delaware Division of Corporations on February 19, 2015.

3.2	Second Amended and Restated Bylaws of Salem Media Group, Inc.

99.1	Press release, dated February 23, 2015, of Salem Communications Corporation announcing its name change to Salem Media Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: February 23, 2015	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation filed with the Delaware Division of Corporations on February 19, 2015.

3.2	Second Amended and Restated Bylaws of Salem Media Group, Inc.

99.1	Press release, dated February 23, 2015, of Salem Communications Corporation announcing its name change to Salem Media Group, Inc.